UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 20, 2019
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 8 - Other Events
Item 8.01. Other Events.

Pursuant to an April 1, 2014 Put Option Agreement between Exelon Generation Company, LLC (“Generation”) and EDF Inc. (“EDF”), EDF has an option to sell its 49.99% equity interest in Constellation Energy Nuclear Group, LLC (“CENG”) to Generation. CENG is a joint venture between Generation and EDF for the ownership and operations of nuclear plants located on three sites, Calvert Cliffs (Maryland), R.E. Ginna (New York) and Nine Mile Point (New York). The put option became exercisable on January 1, 2016 and may be exercised any time until June 30, 2022.

On November 20, 2019, Generation received notice of EDF’s intention to exercise the put option and sell its ownership share in CENG to Generation. Under the terms of the Put Option, the purchase price is to be determined by agreement of the parties, or absent such agreement, by a third-party arbitration process. Any resulting sale would be subject to the approval of the New York Public Service Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission. The process and regulatory approvals could take one to two years or more to complete.

Exelon issued a press release in connection with the above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Exelon Corporation and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2018 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 22, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2019 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, ITEM 1. Financial Statements: Note 16, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. The Registrants undertake no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

November 20, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.